Exhibit 99.2

BUCKHORN RESOURCES, LLC.

(A Development Stage Company)

FINANCIAL STATEMENTS

December 31, 2007 and 2006

C O N T E N T S

MOORE & ASSOCIATES, CHARTERED

           ACCOUNTANTS AND ADVISORS

                     PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Buckhorn Resources, LLC.

(A Development Stage Company)

We have audited the accompanying balance sheets of Buckhorn Resources, LLC. (A Development Stage Company) as of December 31, 2007 and 2006, and the related statements of operations, members’ equity and cash flows for the years ended December 31, 2007, 2006, and 2005 and since inception on October 10, 2004 through December 31, 2007. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Buckhorn Resources, LLC. (A Development Stage Company) as of December 31, 2007 and 2006, and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2007, 2006, and 2005 and since inception on October 10, 2004 through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 7 to the financial statements, the Company has accumulated deficit of $155,825 as of December 31, 2007, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 7.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates Chartered

Las Vegas, Nevada

May 27, 2008

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

BUCKHORN RESOURCES, LLC.

(A Development Stage Company)

Balance Sheets

ASSETS

	December 31,	December 31,
	2007	2006

CURRENT ASSETS

Cash and cash equivalents	$329	$257

Total Current Assets	329	257

PROPERTIES, net	1,028,173	990,413

Total Fixed Assets	1,028,173	990,413

TOTAL ASSETS	$1,028,502	$990,670

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES

Accounts payable and accrued expenses	$55,735	$8,382

Total Current Liabilities	55,735	8,382

MEMBERS' EQUITY

Members equity	1,128,592	1,094,004
Accumulated deficit	(155,825)	(111,716)

Total Members' Equity	972,767	982,288

TOTAL LIABILITIES AND MEMBERS' EQUITY	$1,028,502	$990,670

The accompanying notes are an integral part of these financial statements.

BUCKHORN RESOURCES, LLC.

(A Development Stage Company)

Statements of Operations

				From Inception
	For the	For the	For the	on October 10,
	Year Ended	Year Ended	Year Ended	2004 Through
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2007

REVENUES	$-	$-	$-	$-

OPERATING EXPENSES

General and administrative	15	10,063	2,038	12,116
Professional fees	44,094	51,198	48,417	143,709

Total Operating Expenses	44,109	61,261	50,455	155,825

LOSS FROM OPERATIONS	(44,109)	(61,261)	(50,455)	(155,825)

OTHER EXPENSES

Interest expense	-	-	-	-

LOSS BEFORE INCOME TAXES	(44,109)	(61,261)	(50,455)	(155,825)

Income tax expense	-	-	-	-

NET LOSS	$(44,109)	$(61,261)	$(50,455)	$(155,825)

The accompanying notes are an integral part of these financial statements.

BUCKHORN RESOURCES, LLC.

(A Development Stage Company)

Statements of Members' Equity

			Total
	Members'	Accumulated	Members'
	Equity	Deficit	Equity

Balance, October 10, 2004	$-	$-	$-

Contributed capital	870,736	-	870,736

Net loss from inception
through December 31, 2004	-	-	-

Balance, December 31, 2004	870,736	-	870,736

Contributed capital	196,958	-	196,958

Net loss for the year
ended December 31, 2005	-	(50,455)	(50,455)

Balance, December 31, 2005	1,067,694	(50,455)	1,017,239

Contributed capital	26,310	-	26,310

Net loss for the year
ended December 31, 2006	-	(61,261)	(61,261)

Balance, December 31, 2006	1,094,004	(111,716)	982,288

Contributed capital	34,588	-	34,588

Net loss for the year
ended December 31, 2007	-	(44,109)	(44,109)

Balance, December 31, 2007	$1,128,592	$(155,825)	$972,767

The accompanying notes are an integral part of these financial statements.

BUCKHORN RESOURCES, LLC.

(A Development Stage Company)

Statements of Cash Flows

				From Inception
	For the	For the	For the	on October 10,
	Year Ended	Year Ended	Year Ended	2004 Through
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2007

OPERATING ACTIVITIES

Net loss	$(44,109)	$(61,261)	$(50,455)	$(155,825)
Adjustments to Reconcile Net Loss to Net
Cash Used by Operating Activities:
Depreciation expense	-	-	-	-
Changes in operating assets and liabilities:
Changes in accounts payable
and accrued expenses	47,353	8,382	-	55,735

Net Cash Provided by (Used in)
Operating Activities	3,244	(52,879)	(50,455)	(100,090)

INVESTING ACTIVITIES

Purchase of mineral properties	(37,760)	(17,284)	(102,393)	(1,028,173)

Net Cash Used in Investing Activities	(37,760)	(17,284)	(102,393)	(1,028,173)

FINANCING ACTIVITIES

Proceeds from members' equity contributions	34,588	26,310	196,958	1,128,592

Net Cash Provided by Financing Activities	34,588	26,310	196,958	1,128,592

NET DECREASE IN CASH	72	(43,853)	44,110	329

CASH AT BEGINNING OF PERIOD	257	44,110	-	-

CASH AT END OF PERIOD	$329	$257	$44,110	$329

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$-	$-	$-	$-
Income Taxes	$-	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

BUCKHORN RESOURCES, LLC.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2007 and 2006

1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Buckhorn Resources, LLC. (the Company) was organized as an limited liability corporation in the State of Kentucky on October 13, 2004. The Company was formed to engage in any lawful business or activity for which limited liability companies may be organized under the Kentucky Limited Liability Company Act. More particularly, the Company is engaged in developing real estate and mineral extraction.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

Advertising Costs

The Company’s policy regarding advertising is to expense advertising when incurred. The Company incurred no advertising expenses as of December 31, 2007 and 2006.

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Income Taxes

The Company has elected to be taxed as a partnership whereby components of income and expense are passed through and taxed at the member level. Accordingly, the Company has no net operating loss carryovers as of December 31, 2007.

Impairment of Long-Lived Assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Accounting Basis

The basis is accounting principles generally accepted in the United States of America.  The Company has adopted a December 31 fiscal year end.

BUCKHORN RESOURCES, LLC.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2007 and 2006

1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-based compensation.

As of December 31, 2007, the Company has not issued any share-based payments to its employees.

The Company adopted SFAS No. 123-R effective January 1, 2006 using the modified prospective method. Under this transition method, stock compensation expense includes compensation expense for all stock-based compensation awards granted on or after January 1,2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123-R.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for us beginning January 1, 2008. The Company is currently assessing the potential impact that adoption of SFAS No. 157 would have on the financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 gives the irrevocable option to carry many financial assets and liabilities at fair values, with changes in fair value recognized in earnings. SFAS No. 159 is effective beginning January 1, 2008, although early adoption is permitted. The Company is currently assessing the potential impact that adoption of SFAS No. 159 will have on the financial statements.

The FASB has revised SFAS No. 141.  This revised statement establishes uniform treatment for all acquisitions.  It defines the acquiring company.  The statement further requires an acquirer to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, measured at their fair market values as of that date.  It requires the acquirer in a business combination achieved in stages to recognize the identifiable assets and liabilities, as well as the non-controlling interest in the acquired, at the full amounts of their fair values. This changes the way that minority interest is recorded and modified as a parent’s interest in a subsidiary changes over time.  This statement also makes corresponding significant amendments to other standards that related to business combinations, namely, 109, 142 and various EITF’s.  This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.  The Company believes the implementation of this standard will have no effect on our financial statements.

Revenue Recognition

The Company recognizes revenue when products are fully delivered or services have been provided and collection is reasonably assured.

BUCKHORN RESOURCES, LLC.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2007 and 2006

3.

PROPERTY

On December 23, 2004 and July 21, 2005 the Company exercised options to purchase certain real estate properties for development.  The property was purchased for cash and is stated at cost.  As the Company begins operations on the property, depletion expense will be calculated and recognized.  Gains from losses on sales and disposals are included in the statements of operations.  Maintenance and repairs are charged to expense as incurred.  The Company reviews the properties at least once annually for impairment.

5.

MEMBERS’ EQUITY AND CAPITAL CONTRIBUTIONS

The four members each own 25% of Buckhorn Resources, LLC.  The unequal capital contributions reflected in the financial statements are equalized by private agreements among the parties.

6.

ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable as of December 31, 2007 consist of $31,594 for legal fees, $15,758 for surveying and engineering expenses, and $8,382 for property taxes.

7.

GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principle, which contemplate continuation of the Company as a going concern.  However, the Company had an accumulated deficit of $155,825 as of December 31, 2007.  The Company currently has limited liquidity, and has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses. The Company intends to position itself so that it may be able to raise additional funds through the capital markets. In light of management’s efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

8.

SUBSEQUENT EVENT

Effective March 27, 2008, the members of the Company entered into a Property Agreement with Consolidation Services, Inc. (the “Buyer”) to sell a fifty (50%) percent equity ownership interest in the Company.

The purchase price is $4,200,000 payable one-half in cash and one-half in the Buyer’s common stock consisting of 1,093,750 shares valued at $1.92 per share.  The per share value was determined using the published closing price of the Buyer’s common stock for the ten days immediately preceding the effective date of the agreement. The shares are subject to a lock-up/leak-out agreement permitting weekly sales of up to 21,034 shares commencing on April 1, 2009.  The Buyer will guarantee payment of the $2,100,000

BUCKHORN RESOURCES, LLC.

(A Development Stage Company)

Notes to Financial Statements

December 31, 2007 and 2006

8.

SUBSEQUENT EVENT (CONTINUED)

value of the shares as long as the shares are sold in accordance with the terms of the lock-up.  Any sales proceeds in excess of $4.80 shall be paid to the Buyer.  Of the purchase price, $600,000 is payable directly to the Company as a capital contribution to fund development activities on the property including title research/surveying activities and obtaining coal mining permits, all pursuant to a budget approved by the Buyer and the Company.

Closing of the transaction is scheduled to occur on or before June 1, 2008, conditioned upon negotiations and execution of a definitive purchase agreement, audited financial statements of the Company, any required regulatory approvals and customary closing conditions.

The Buyer can use the surface rights on the first 5,200 acres for which a higher value use has not been identified at no additional charge for its organic production operations.  The Buyer shall have the right of first refusal on any offer made for agricultural use of any additional acres made available for organic use unless and until a higher value is determined.

The members of the Company have agreed to pay any accounts payable outstanding at the closing of the transaction as a contribution to capital.